SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  July 31, 1998
                        (Date of earliest event reported)


                                SFS Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                              0-25994                   22-3366295
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(State or other jurisdiction)  (Commission File Number)        (IRS Employer
                                                            Identification No.)

 251-263 State Street, Schenectady, New York                      12305
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(Address of principal executive offices)                        (Zip Code)


                                 (518) 395-2300
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

Item 5.           Other Events

         On July 31, 1998, SFS Bancorp, Inc., a Delaware corporation, ("SFS") and Cohoes Savings Bank ("Cohoes") issued a joint press release announcing the execution of a definitive agreement as of July 31, 1998 by and between Cohoes and SFS (the "Merger Agreement"). Under the terms of the Merger Agreement, SFS will merge into a newly-formed holding company of Cohoes to be organized in connection with Cohoes' conversion from a mutual to a stock institution (the "Merger").

         Pursuant to the Merger Agreement, each issued and outstanding share of SFS common stock, par value $.01, shall be converted into and represent the right to receive shares of common stock of the newly-formed holding company equal to the lesser of $26.50 divided by the initial public offering price of the newly-formed holding company stock or $35.00 divided by the average closing price of such stock for the first ten trading days.

         The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

         Consummation of the Merger is subject to various conditions, including:
(1) receipt of approval by the stockholders of SFS; (2) receipt of requisite regulatory approvals; (3) the registration statement having been declared effective by the Securities and Exchange Commission; (4) consummation of the conversion of Cohoes to stock form, including approval of Cohoes' Plan of Conversion by the eligible voting depositors of Cohoes; and (5) satisfaction of certain other conditions, including the availability of pooling of interests accounting treatment of the Merger.

         The Merger Agreement and the press release announcing the Merger issued on July 31, 1998 are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement.



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




Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (a) and (b) not applicable.

         (c)      The following exhibits are filed with this report:


Exhibit Number                                     Description
--------------                                     -----------

    2.1 Agreement and Plan of Merger, dated as of July 31, 1998, among SFS and Cohoes, including exhibits thereto

   20.1                                   Press Release issued on July 31,
                                          1998 with respect to the Merger
                                          Agreement


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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SFS BANCORP, INC.


Date:  August 5, 1998                 By:  /s/ David J. Jurczynski
                                            -----------------------
                                            David J. Jurczynski
                                            Senior  Vice President,
                                            Treasurer & Chief Financial Officer


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